Exhibit 3.3
Exhibit 3.3 STATE OF CALIFORNIA CERTIFICATE OF LIMITED PARTNERSHIP — FORM LP-1 IMPORTANT — Read instruction on back before completing this form This certificate is presented for filing pursuant to Chapter 3, Article 2, Section 15621, California Corporation Code Name of Limited Partnership LOOMFIELD BAKERS, A California Limited Partnership STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE 0711 Bloomfield Street 3. CITY AND STATE Los Alamitos, CA 4. ZIP CODE 90720 STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE n/a 6. CITY n/a 7. ZIP CODE n/a COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ___19___WITH THE RECORDER OF ___COUNTY. FILE OR RECORDATION NUMBER ___ NAMES AND ADDRESSES OF ALL GENERAL PARTNERS CONTINUE ON SECOND PAGE IF NECESSARY. NAME BLOOMFIELD BAKERS, a California corporation ADDRESS 7711 Bloomfield Street CITY            Los Alamitos STATE            California ZIP CODE 90720 NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS NAME WM. R. ROSS, INC., a California corporation ADDRESS 10711 Bloomfield Street CITY            Los Alamitos STATE            California ZIP CODE 90720 NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS NAME ADDRESS CITY STATE ZIP CODE NAMES AND ADDRESS OF AGENT FOR SERVICE OF PROCESS NAME            HAROLD B. ROTHMAN ADDRESS 10711 Bloomfield Street CITY            Los Alamitos STATE            California ZIP CODE 90720 TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST n/a FOR THE PURPOSE OF FILING AMENDMENTS DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE THE ACKNOWLEDGMENT 2 GENERAL PARTNERS IS REQUIRED ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE NUMBER OF PAGES ATTACHED ___ IT IS HERBY DECLARED THAT I AM [ WE ARE THE PERSONS WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY OUR ACT AND DEED [SEE INSTRUCTIONS] BLOOMFIELD BAKERS; CA corp. WM. R. Ross, INC., a CA corp 1/17/91 1/17/91 SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE RETURN ACKNOWLEDGEMENT TO: Stan smolin Attorney at Law Post Office Box 5128 Garden Grove, CA 92645-0128 15 THIS SPACE FOR FILING OFFICER USE FILE NUMBER DATE OF FILING 9203000027 FILED In the office of the Secretary of State of the State of California Jan 23 1992 MARCH FONG EU. Secretary of State FORM LP-1 — FILING FEE $70 Approved by there Secretary of State

SECRETARY OF STATE FILE NUMBER 199203000027 State of California Secretary of State AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT — Read instructions before completing this form 2. NAME OF LIMITED PARTNERSHIP Bloomfield Bakers, A California Limited Partnership FILED in the office of the Secretary of State * of the State of California APR 11 2007 This Space For Filing Use Only 3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PASSES MAY BE ATTACHED, IF NECESSARY: A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”) B. THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE 800 Market Street, Suite 2900 C, THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT CITY AND STATE St. Louis, MO CITY ZIP CODE 63101 STATE ZIP CODE CA D. THE ADDRESS OF THE GENERAL PARTNER(S) NAME ADDRESS CITY AND STATE ZIP CODE E. NAME CHANGE OF GENERAL PARTNER(S) FROM: TO: CITY AND STATE St. Louis, MO ADDRESS (see also 800 Market Street, Ste. 2900 F. GENERAL PARTNER(S) CESSATION Bloomfield Bakers and William R. Ross, Inc. March 16, 2007 — see attached for limited partners G. NAME OF GENERAL PARTNER(S) ADDED Maggie Acquisition Corporation ZIP CODE 63101 H. THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP NAME Maggie Acquisition Corporation ADDRESS BOO Market Street, Ste. 2900 CITY AND STATE St. Louis, MO ZIP CODE 63101 I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS CT Corporation System J. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL            CITY STATE CA ZIP CODE K. NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION: L OTHER MATTERS (ATTACH ADDITIONAL PAGES. IF NECESSARY): I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED. SIGNATURE OF AUTHORIZED PERSON Asst. Secretary, Maggie Acquisition Corporation, GENERAL PARTNER POSITION OR TITLE OF AUTHORIZED PERSON C. K. Vinyard April 10,2007 TYPE OR PRINT NAME OF AUTHORIZED PERSON DATE SIGNATURE OF. AUTHORIZED PERSON Asst. Secretary, Aiko Acquisition Corporation, limited POSITION OR TITLE OF AUTHORIZED PERSON . . K. Vinyard TYPE OR PRINT NAME OF AUTHORIZED PERSON April 10,2007 DATE LP-2 (REV 03/2005) APPROVED BY SECRETARY OF STATE

Attachment to Amendment to Certificate of Limited Partnership
For
Bloomfield Bakers, A California Limited Partnership
General Partner Added — Maggie Acquisition Corporation, a Nevada corporation.
General Partners Cessation — Bloomfield Bakers, a California corporation and WM. R. Ross, Inc., a California corporation effective March 16, 2007.
Limited Partner Added — Aiko Acquisition Corporation, a Nevada corporation.
Limited Partners Cessation — William R. Ross, an individual, William R. Ross as Trustee of the William R. Ross Family Trust dated June 8, 1999 and Lovin’ Oven, Inc., a California corporation effective March 16, 2007.